venaxis™

11th Annual Craig-Hallum
Institutional Investor Conference
May 28, 2014


APPY 1
by Venaxis

venaxis™

Nasdaq: ***APPY***

Important Cautions Regarding Forward-Looking Statements

Certain statements made in this presentation are "forward-looking statements" of Venaxis, Inc. ("Venaxis") as defined by the Securities and Exchange Commission ("SEC"). All statements, other than statements of historical fact, included in this presentation that address activities, events or developments that Venaxis believes or anticipates will or may occur in the future are forward-looking statements. These statements are based on certain assumptions made based on experience, expected future developments and other factors Venaxis believes are appropriate in the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of Venaxis. Investors are cautioned that any such statements are not guarantees of future performance. Actual results or developments may differ materially from those projected in the forward-looking statements as a result of many factors, including our ability to successfully complete required product development and modifications in a timely and cost effective manner, complete clinical trial activities for the *APPY*1™ Test required for FDA submission, obtain FDA clearance or approval, maintain CE Mark, cost effectively manufacture and generate revenues from the *APPY*1 products at a profitable price point, execute agreements required to successfully advance the company's objectives, retain the management team to advance the products, overcome adverse changes in market conditions and the regulatory environment, obtain and enforce intellectual property rights, and realize value of intangible assets. Furthermore, Venaxis does not intend (and is not obligated) to update publicly any forward-looking statements. The contents of this presentation should be considered in conjunction with the risk factors contained in Venaxis' recent filings with the SEC, including its Form 10-K for the period ended December 31, 2013.

venaxis

Investment Highlights

1. The *APPY*1 Test* is the first multi-marker blood test to aid in the diagnosis of acute appendicitis
2. Successful clinical trial results
3. Submission accepted by FDA for review
4. "Razor-Razor Blade" revenue model
5. Planned menu expansion


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*The *APPY*1 Test is under FDA review and is currently not available for sale in the U.S.

Pathophysiology of Appendicitis



Early Stage Inflamation Late Stage Inflamation Perforated Appendix


1

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Appendicitis Work-Up: Current Practice



Patient presents at Emergency Department
Preliminary clinical assessment
High risk for AA
Surgery
Target population
Low / Moderate risk for AA
CBC (and other labs)
Ultrasound
CT Scan
Observation
Minimal risk for AA
Observation
Discharged

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Problems with Standard Protocol

1. **History & Physical Examination**
   - Broad differential diagnosis
   - Children often present with atypical signs and symptoms
   - Communication barriers with small children

2. **Labs – CBC (ESR, CRP, other)**
   - Other blood tests such as complete blood count (CBC) have significant limitations

The list is long and arduous…

Pleurisy? Ectopic pregnancy?
Ulcer disease? Ovarian torsion? Strep pharyngitis?
Pyloric Stenosis? Ingestions? Peritonitis?
Colic? **Appendicitis?** Hepatitis?
Food poisoning? SCC crisis?
Endometriosis? UTI? Mesenteric lymphadenitis?
Hernia? PID?
Intussusception? Pancreatitis?
Constipation? Nephrolithiasis?
Malrotation/volvulus? HSP?
Gastroenteritis? HUS?
Pneumonia?



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Problems with Standard Testing

3 CT Scan

- **Radiation**
  - Risk of malignancy later in life
    - (greater risk for children)[1,2,3]
- **Cost**
  - Major contributor to rapidly rising
    - rate of medical inflation
- **Inefficiency**
  - Prolonged ED stays/treatment delays[4]
  - Contributes to ED crowding, which
    - contributes to medical errors[5]
- **Overdependence**
  - Avoidance of medical legal risk
  - Appendicitis is the 2nd leading cause
    - of malpractice against ED MD in pediatrics[7, 8]
    - "never got sued for ordering a CT scan"

4 Ultrasound

- **Inconsistency**
  - US is user/ reader dependent[1]
  - 48% visualization rate[6]
    - (meta-analysis, 10 pediatric academic tertiary care centers)
- **Poor Sensitivity**
  - Range: 35-86%[6]
- **Availability**
  - Only 46% of community hospital
    - physicians (64% academic / children's) report having access to 24/7 ultrasound[9]

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A Single CT Scan Increases Cancer Risk Significantly

Lifetime Attributable Risk of Death from Cancer per Million Patients Exposed to 10mCy[1]



Risk of Death from Cancer
500
400
300
200
100
0
0
20
40
60
80
Lung cancer
Colon cancer
Age at Exposure (yr)

According to a recent JAMA paper *"…approximately 4,870 future cancers could be induced by pediatric CT scans each year"[2]*

"For girls, a radiation induced solid cancer is projected to result from every 300-390 abdomen/pelvis scans…., depending on age"[2]

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Significant Need for an Objective, Actionable Blood Test

Estimated 22 million emergency visits for abdominal pain in U.S. and Europe annually[1,2]

- *Objective Data*
- *High Negative Predictive Value*
- *Rapid Results Turnaround*

APPY 1


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venaxis

*APPY*1 Test -Designed to Aid in Rule out of Appendicitis

Multi-marker blood test*: MRP8/14, CRP, WBC

*APPY*1 Test result using proprietary algorithm

Immunoassay quantitatively measures MRP 8/14 and CRP


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Hospital lab WBC value entered into instrument

Benefit of a Multi-Marker Test



Neutrophil Activation
Cell Recruitment
Neutrophil Proliferation
Appendix
Heterodimer



Leukocytosis
Cytokine Signaling
Bone Marrow
Appendix
White Blood Cells



Acute Phase Response
Cytokine Signaling
Liver
Appendix
Acute Phase Proteins

MRP 8/14

WBC

C-Reactive Protein

Three biomarkers combined using a **proprietary patient assessment algorithm** to generate the **qualitative *APPY*1 Test result.**



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APPY1

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Clinical Study Results Exceed Expectations

	Pilot Study (CP-11)	Clinical Trial Results (CP-12)
Subjects	503	1887
NPV Probability that a patient with a negative test result will not have the disease	97% (92.9-98.7)	97% (95.5-98.3)
Sensitivity	96.5% (92.1 – 98.5)	96.9% (94.9 – 98.1)
Specificity	43.2% (38.2 – 48.3)	37.8% (35.3 – 40.4)
Prevalence	29% (24.9-32.7)	25% (23.4-27.3)

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Appendicitis Work-Up with the *APPY*1 Test



Patient presents at Emergency Department
Preliminary clinical assessment
High risk for AA
Surgery
Low / Moderate risk for AA
Target population
APPY1 Test
Inconclusive for Appendicitis
Ultrasound
CT scan
Observation
Negative, Low Risk for Appendicitis
Observation
Discharged
Minimal risk for AA
Observation
Discharged

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Potential Power of Negative *APPY1* Result


Subjects Enrolled
N = 503
Home
n = 63
Imaging
n = 397
Surgery
n = 43
Appendicitis
n = 0
No Appendicitis
n = 63
n = 309
n = 88
Appendicitis
n = 41
No Appendicitis
n = 2
Ultrasound / Other n = 309
n = 97
AA+ n = 21
AA– n = 76
CT Scan n = 185 (total)
Home
AA+ n = 0
AA– n = 157
Surgery
AA+ n = 50
AA– n = 5
Home
AA+ n = 5
AA– n = 128
Surgery
AA+ n = 48
AA– n = 4
Patients underwent US but did not have appendicitis
46% were negative by APPY1 Test
Patients underwent CT but did not have appendicitis
43% were negative by APPY1 Test

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AA+ = Acute Appendicitis AA– = No Acute Appendicitis

Large Market Potential for *APPY1* Test

U.S.[1]

- 10.4 million ER visits for abdominal pain
- 7.5 million blood tests (CBC) for abdominal pain
- 1 million blood tests age 2 – 20

Europe[2]

- 11.8 million ER visits for abdominal pain
- 8.6 million blood tests (CBC) for abdominal pain
- 2 million blood tests age 2 – 20

Total Addressable Market



APPY1 Test
initial target market

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Global Market and Sales Strategies



U.S. Strategy

- Under FDA Review
- Market Feedback
  - Input on protocols and health-economic value
- Market Development
  - Identify Key Opinion Leaders (KOLs) and educational opportunities
- Direct Sales Strategy
  - Initially, 10 top performers



EU Strategy

- CE Marked
- Market Development
  - Work with highly motivated KOLs
  - Conduct studies to demonstrate economic/clinical value
  - Pursue early adopters
- Distribution Partners
  - Identify and train distributor sales teams

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Distributor Agreements & Product Distribution - EU

- Completed
  - ✓ Benelux (EMELCA)
  - ✓ Spain (Rubio)
- Direct Presence
  - ○ Germany
  - ○ France
  - ○ UK
- Next Steps
  - One Additional FTE
  - Further Distribution
    - UK, Germany, France



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Planned Sales (U.S.) – Focused on Significant Opportunities

Initial Sales Focus:


2014 - 10 Sales Personnel
2015 - 10 Additional Personnel

Focus on Hospitals >100 beds

- 75% of all ED visits occur in the top 2500 hospitals
  - Hospitals with >100 beds are most likely to have active EDs
  - Clinical laboratories of a size/staff to support adoption of new technology


Top 2500 Hospitals
Number of Hospitals
2000
1500
100
500
<50
51 - 100
101 - 250
251 - 400
>400
Number of Beds

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*APPY*Analytics: Estimated Impact on Imaging

- Using data collected at the hospital, the impact of the *APPY*1 Test is assessed using sophisticated analytics
- Assesses up to 9 clinical and economic outcomes

*APPY*Analytics™
Results



Imaging:
Impact on Annual Number of Procedures
Number of Procedures
1000
900
800
700
600
500
400
300
200
100
0
123
818
67
545
Current Practice
APPY1 Practice
CT Scans*
Ultrasound

56 fewer CT scans
46% reduction
273 fewer Ultrasounds
33% Reduction

Total number of images annually

ANNUAL	Current Practice	*APPY*1 Practice	Potential Reduction	% Reduction
CT Scans*	123	67	**56**	**46%**
Ultrasound	818	545	**273**	**33%**
* Number of prevented future deaths from CT radiation		0.03		
* Number of life days gained from each CT avoided		2.1		

[Ref 4: Miglioretti et al., JAMA 2013]

450-bed community hospital

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Potential *APPY1* Impact on ED Length of Stay

*APPY*Analytics™

Results



Time Spent in the ED:
Impact on Annual Number of Hours Spent in the ED
Hours
5000
4500
4000
3500
3000
2500
2000
1500
1000
500
0
4569
3792
Current Practice
APPY1 Practice

777 Hours Saved

17% reduction

Total number of hours spent in the ED annually

450-bed community hospital

ANNUAL	Current Practice	APPY1 Practice	Potential Reduction	% Reduction
Number of annual hours spent in the ED	4569	3792	777	17%
Mean number of hours spent in the ED per patient	5.0	4.2	0.9	17%

Calculates change based on current and use of modified practice using the *APPY1* Test

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Illustrative Revenue Opportunity

Initial Target Market*

(In thousands except for ASP)	Assumed % Penetration - Pediatrics (age 2-20)			
	5%	10%	20%	30%
United States ($75 - $85 USD ASP)				
Potential *APPY*1 Tests	50	100	200	300
U.S. Revenues	$3,750 - $4,250	$7,500-$8,500	$15,000 - $17,000	$22,500 - $25,500
Europe ($60 - $70 USD ASP)[1,2]				
Potential *APPY*1 Tests	100	200	400	600
OUS Revenues	$6,000-$7,000	$12,000-$14,000	$24,000-$28,000	$36,000-$42,000
Total Potential Revenue	**$9,750 - $11,250**	**$19,500 - $22,500**	**$39,000 - $45,000**	**$58,500 - $67,500**

Note: APPY1 is initially expected for use in pediatric patients (age 2-20). TAM is based upon total potential population. The *APPY1* Test is pending successful completion of pivotal clinical trial for FDA marketing submission and is currently not available for sale in the U.S.

[1]ASP based on preliminary estimated revenues for our *APPY*1 products. Actual pricing has not yet been established.

[2]Represents estimated Venaxis sales price to distributors.

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***For illustrative purposes only and does not constitute a financial forecast or projection of future company performance**

Positioned to Develop Next Generation Products

Clinical Samples → Biomarker Discovery → Assay Development → Algorithm Development → Clinical Trial → Regulatory Approvals

- Leader in appendicitis sector
- Thousands of well-characterized samples
- Proven expertise in assay algorithm development
- Identified partners who can help accelerate assay development while keeping investment low

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Financial Information

Highlights (in millions)	As of 3/31/14	Pro Forma as Adjusted[1]
Cash Equivalents & Short Term Investments	$12.9	$31.5
Total Assets	$17.1	
Total Liabilities	$5.1	
Working Capital	$11.6	
Shares Outstanding	23	31
Current Market Cap		$60.5

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Source: APPY Form 10-Q for the period ending 3/31/14.
[1]Assumes net proceeds of $18.6 million from the April 2014 public offering.

Experienced Management Team

Steve Lundy President & CEO	25 years commercial leadership in several high growth diagnostic companies resulting in combined exit value of >$1 billion
Don Hurd Senior Vice President & Chief Commercial Officer	30 years commercial leadership in medical diagnostic & device companies. Commercial experience in both large corporate companies and start up
Jeff McGonegal, CPA Chief Financial Officer	Former audit partner with national CPA firm for 20+ years, expertise in public company SEC reporting, financings and M&A
Glen Paul Freiberg, RAC Regulatory Affairs	Regulatory, quality, and clinical expertise, numerous 510(k) & PMA clearances/approvals; world-wide regulatory experience
Lyndal Hesterberg, Ph.D. R&D & Product Development	30 years experience in medical diagnostics industry including research, product development, clinical operations, and development and launch of multi-marker diagnostic tests

Board Members with Diagnostic Experience

Daryl J. Faulkner – Prior CEO Digene (acquired by QIAGEN), Invitrogen (merged w/ Life Technologies Corp.), Abbott Labs

John Landon – Prior Director of Digene, Chair of Cholestech (acquired by Alere), and VP & General Manager, DuPont Medical Products

Susan Evans – VP Scientific Affairs Beckman Coulter, Past President AACC (American Assoc. Clinical Chemistry)

Stephen Williams – Chief Medical Officer of SomaLogic, ex-Pfizer executive

venaxis

Investment Highlights

1. The *APPY*1 Test* is the first multi-marker blood test to aid in the diagnosis of acute appendicitis
2. Successful clinical trial results
3. Submission accepted by FDA for review
4. "Razor-Razor Blade" revenue model
5. Planned menu expansion


venaxis

venaxis

References

Slide 7

[1]Brennan GDM. Pediatric appendicitis: pathophysiology and appropriate use of diagnostic imaging. Can J Emerg Med 2006;8(6):425-32.
[2]Berrington de González A, Mahesh M, Kim K-P, et al. Projected cancer risks from computed tomographic scans performed in the United States in 2007. Arch Intern Med. 2009;169:2071-2077.
[3]Brenner, et al. Estimated Risks of Radiation- Induced Fatal Cancer from Pediatric CT. AJR 2001;176:289–296.
[4]Davis, et al. Factors affecting ED length-of-stay in surgical critical care patients.. Am J Emerg Med. 1995 Sep;13(5):495-500.
[5]Epstein, et al. Emergency department crowding and risk of preventable medical errors. Intern Emerg Med. 2012 Apr;7(2):173-80.
[6]Mittal, et al. Performance of Ultrasound in the Diagnosis of Appendicitis in Children in a Multicenter Cohort. Acad Emerg Med. 2013 July;20(7):697-702.
[7]Howell, et al. Clinical Policy: Critical Issues in the Evaluation and Management of Emergency Department Patients With Suspected Appendicitis. Ann Emerg Med. 2010;55:71-116.
[8]Brown, et al. An Epidemiologic Study of Closed Emergency Department Malpractice Claims in a National Database of Physician Malpractice Insurers. Acad Emerg Med. 2010; 17:553–560.
[9]Venaxis Physician Survey, American College of Emergency Physicians Meeting, October 2013.

Slide 8

[1]Brenner et al. New England Journal of Medicine. 2007; 357:2277-84. [2]Miglioretti et al. JAMA Pediatr. 2013;167(8):700-707

Slides 9 & 15

[1]Extracted From CDC data NHAMCS 2010 by Venaxis. [2]EU Market Study 2012 by Venaxis, Inc. (Benelux, France, Italy, Germany, UK)

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